SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 28, 2005 (January 28, 2005) Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION (Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-2610 (Commission File Number)	87-0227400 (IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah (Address of principal executive offices)	84111 (Zip Code)

(801) 524-4787 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Zions Bancorporation (the “Company”) under the Securities Act of 1933, as amended.

Item 7.01.    Regulation FD Disclosure

A copy of the press release issued January 28, 2005 by the Registrant announcing the Board of Directors' authorization of a $0.36 dividend payable February 23, 2005 is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements, Pro forma Financial Statements and Exhibits.

                (a)        Not Applicable.

                (b)        Not Applicable.

                (c)        Exhibits.

                 The following exhibit is furnished as part of this report:

Exhibit Number 99.1	Description Press release dated January 28, 2005 announcing regular quarterly dividend.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION BY: /s/Doyle L. Arnold —————————————— Name: Doyle L. Arnold Title: Executive Vice President, Investor Relations

Date: January 28, 2005